UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14c-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

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Merchants Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERCHANTS BANCSHARES, INC.
275 Kennedy Drive
South Burlington, Vermont 05403
(802) 658-3400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 1, 2007

      Notice is hereby given that the annual meeting of shareholders of Merchants Bancshares, Inc., ("Merchants"), a Delaware corporation, will be held at the Doubletree Hotel Burlington, 1117 Williston Road, South Burlington, Vermont, on Tuesday, May 1, 2007, at 10 a.m. for the following purposes:

1.	To elect four directors of Merchants, each of whom will serve for a three-year term.

2.	To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

      The close of business on March 15, 2007 has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. Merchants' Bylaws require that the holders of a majority in interest of all of Merchants' common stock issued and outstanding and entitled to vote be present in person or represented by proxy at the annual meeting in order to constitute a quorum for the transaction of business.

By order of the Board of Directors,

	Raymond C. Pecor, Jr. Chairman of the Board of Directors	Michael R. Tuttle President and Chief Executive Officer

South Burlington, Vermont April 3, 2007

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PROXY STATEMENT

MERCHANTS BANCSHARES, INC.
275 Kennedy Drive South Burlington, Vermont 05403

ANNUAL MEETING OF SHAREHOLDERS

May 1, 2007

GENERAL INFORMATION

      This Proxy Statement is furnished by the Board of Directors (the "Board") of Merchants Bancshares, Inc. ("Merchants") in connection with the solicitation of proxies to be used at the annual meeting of shareholders of Merchants to be held on May 1, 2007, and at any adjournments of the meeting. The Board has fixed March 15, 2007 as the record date for determining those shareholders of Merchants entitled to receive notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on March 15, 2007 will be entitled to vote at the annual meeting. This Proxy Statement and the accompanying proxy card are first being mailed or given to holders of Merchants' Common Stock, par value $0.01 per share (the "Common Stock"), on or about April 3, 2007.

      Proxies in the form enclosed are solicited by the Board. Any proxy, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the shareholder's instructions on the proxy card. If no instructions are given on the proxy card, the proxy will be voted FOR the election, as directors, of the nominees named in this Proxy Statement and upon such other business as may properly come before the meeting in the appointed proxies' discretion. At present, management knows of no additional matters to be presented at the annual meeting, but if other matters are presented, the persons named in the proxy card and acting under the proxy card will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

A proxy may be revoked at any time prior to its exercise--

(i)

by submitting a written notice revoking that proxy, addressed to Lisa Razo, Corporate Secretary of Merchants, at Merchants' principal administrative office at 275 Kennedy Drive, South Burlington 05403, or

(ii) at the annual meeting prior to the taking of a vote.

      Any shareholder entitled to vote at the annual meeting may attend the annual meeting and vote in person on any matter presented for a vote to Merchants' shareholders at the annual meeting, whether or not that shareholder has previously given a proxy.

      Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone, e-mail or by facsimile transmission by the directors, officers and other employees of Merchants or of Merchants' principal subsidiary, Merchants Bank. Merchants will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of Merchants' management, mail material to, or otherwise communicate with, the beneficial owners of the shares of the Common Stock held of record by those brokers, custodians, nominees or other fiduciaries.

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      Written notice of the results of the voting at the annual meeting or adjournments of the meeting will not be mailed to shareholders, but will be available without charge, upon written request to Merchants' Corporate Secretary at its principal administrative offices, which are located at 275 Kennedy Drive, South Burlington, Vermont 05403. Merchants' telephone number is (802) 658-3400.

      As of March 15, 2007, the record date for the annual meeting, there were 6,177,054 shares of Common Stock issued and outstanding, all of which will be entitled to vote at the annual meeting. Fractional shares will not be entitled to vote, but each full share of Common Stock entitles the holder of that share to one vote on all matters properly brought before the annual meeting. At present, the Common Stock is the only class of Merchants' capital stock that is issued and outstanding.

      The following table provides information regarding persons or organizations believed by Merchants to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock as of March 15, 2007, the record date for the annual meeting.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class	Notes of Explanation

General Educational Fund	417,605	7%	(2)

Merchants Bank 401(k) Employee Stock Ownership Plan	498,925	8%	(3)

Charles A. Davis	419,142	7%	(4)

Notes of Explanation
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares of Common Stock are shown as beneficially owned if the person named in the table has or shares the power to vote or to direct the voting of, or the power to dispose or to direct the disposition of, those shares. Inclusion of shares in the table does not necessarily mean that the persons named have any pecuniary interest in shares set opposite their respective names.

(2)

Messrs. Joseph L. Boutin and Geoffrey R. Hesslink are trustees of the General Education Fund (the "Fund") and, as such, may be deemed to beneficially own all shares held by the fund because they share the power to vote and dispose of the shares held by the fund.

(3)

Information has been obtained from a Schedule 13G, filed February 15, 2007 with the Securities and Exchange Commission by Merchants' 401(k) Employee Stock Ownership Plan. While 401(k) Employee Stock Ownership Plan participants have the right to designate how shares allocated to their respective accounts are to be voted, the Plan's trustee, Merchants Trust Company, is authorized to vote the shares for which participants make no designation in connection therewith.

(4)

Includes (i) 4,757 shares held in trust for Mr. Davis' two sons; (ii) 6,114 shares held directly by Mr. Davis' two sons; (iii) 118,537 shares held by Mr. Davis as trustee of the Charles and Marna Davis Foundation; and (iv) 14,664 shares owned by Mr. Davis' spouse.

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ELECTION OF DIRECTORS (Proposal Number 1)

      Merchants' Bylaws stipulate that the business and affairs of Merchants are to be managed by the Board, which is to consist of not less than nine nor more than twenty-one individuals divided into three classes as nearly equal in size as possible.

At a meeting held on February 15, 2007, the Board voted unanimously to introduce for adoption at the annual meeting the following resolution:

RESOLVED:

That Raymond C. Pecor, Jr., Patrick S. Robins, Jeffrey L. Davis and Bruce M. Lisman be re-elected to serve as Class II directors of Merchants Bancshares, Inc., each for a three-year term expiring on the date of the annual meeting of shareholders in 2010, and until their successors are duly elected and qualified in accordance with Merchants' Bylaws.

Nominees for Directors of Merchants

      At the date of this Proxy Statement, the Board consists of eleven members, ten of whom are non-employee directors. The Board is divided into three classes with three-year terms. The terms are staggered so that the term of one class expires at each annual meeting of Merchants' shareholders. A majority of the members of the Board are independent directors, in accordance with NASD listing standards. Merchants' President and Chief Executive Officer is the only director who is an employee of Merchants.

      The following table sets forth the names and addresses of the four nominees for election to the Board, their principal occupations, ages; independence status, as determined in accordance with NASD listing standards; and periods of service as Merchants' directors. All of the Nominees listed below have been officers of the organizations named below as their principal occupations for the last five years. Information regarding their ownership of shares of Common Stock as of March 15, 2007, the record date of the annual meeting, may be found at "Security Ownership of Certain Beneficial Owners and Management."

The Class II Nominees have been nominated for a three-year term expiring on the date of Merchants' annual meeting of shareholders in 2010.

Class	Name	Age	Principal Occupation	Independence Status	Director of Merchants Since

II	Raymond C. Pecor, Jr.	67	Chairman	Independent	1984
			Lake Champlain Transportation Burlington, VT

II	Patrick S. Robins	68	Chairman	Independent	1984
			Symquest Group, Inc. Burlington, VT

II	Jeffrey L. Davis	54	President	Independent	1993
			J.L. Davis, Inc. Burlington, VT

II	Bruce M. Lisman	60	Senior Managing Director	Independent	2004
			Bear Stearns Companies New York, NY

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      Raymond C. Pecor, Jr. has been a director of Merchants since 1984 and has served as Chairman of the Board since July 1996. He has been a director of Merchants Bank since 1978. He is the Chairman of Lake Champlain Transportation Company, and has entrepreneurial interests in other companies and developments, including the Vermont Expos and Ottawa Lynx professional baseball teams. He is a trustee of the University of Vermont, Burlington, Vermont.

      Patrick S. Robins has served as a director of Merchants since 1984 and a director of Merchants Bank since 1974. He is the Chairman of Symquest Group, Inc., a technology services provider for networking solutions and document output. He is also a trustee of Merchants Trust Company.

      Jeffrey L. Davis has served as a director of Merchants and Merchants Bank since 1993. He is President of J.L. Davis, Inc., a construction and development firm, and President of Taft Corners Associates, a development firm. He is a trustee of Merchants Trust Company and a past president of the Vermont Special Olympics.

      Bruce M. Lisman has served as a director of Merchants and Merchants Bank and as a trustee of Merchants Trust Company since 2004. He is a Senior Managing Director of Bear Stearns Companies. He also serves on the boards of the Shelburne Museum, National Life Group, and Central Vermont Public Services Corp.

      If any nominee(s) is unable to serve or should decline to serve at the time of the annual meeting, the discretionary authority provided in the proxies may be exercised to vote for a substitute(s), who would be designated by the Board, and would be elected to the same class(es) as the nominee(s) for whom he is substituted. Neither Merchants' Bylaws nor any applicable law restricts the nomination of other individuals to serve as directors, and any shareholder present at the annual meeting may nominate another candidate. Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy against any such other candidates not designated by the Board.

      An affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the annual meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors of Merchants. Unless otherwise specified, proxies will be voted in favor of the four nominees described above.

The Merchants Board of Directors recommends that shareholders vote "FOR" the election of each of Raymond C. Pecor, Jr., Patrick S. Robins, Jeffrey L. Davis and Bruce M. Lisman for a three-year term.

Continuing Directors

      The following table sets forth certain information about those directors whose terms of office do not expire at the annual meeting and who consequently are not nominees for re-election at the annual meeting. Except where otherwise noted below the table, all of the directors listed have been officers of the organizations named below as their principal occupations for the last five years.

Class	Name	Age	Principal Occupation	Independence Status	Director of Merchants Since	Term of Office Will Expire

I	Peter A. Bouyea	59	Retired	Independent	1994	2009
			South Burlington, VT

I	Charles A. Davis	58	President and CEO	Independent	1985	2009
			MMC Capital, Inc. Greenwich, CT

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Class	Name	Age	Principal Occupation	Independence Status	Director of Merchants Since	Term of Office Will Expire

I	Michael R. Tuttle	51	President and CEO	Not	2007	2009
			Merchants and Merchants Bank South Burlington, VT	Independent

III	John A. Kane	54	Business Consultant	Independent	2005	2008
			South Burlington, VT

III	Lorilee A. Lawton	59	Owner and President	Independent	2003	2008
			Firetech Sprinkler Corporation Colchester, VT

III	Michael G. Furlong	56	Attorney,	Independent	1991	2008
			Sheehey Furlong & Behm, P.C. Burlington, VT

III	Robert A. Skiff	65	Headmaster,	Independent	1984	2008
			Vermont Commons School Burlington, VT

Peter A. Bouyea was formerly a consultant to the baking industry; he is now retired. Prior to that time, he was president of Bouyea-Fassetts, Inc., a wholly-owned subsidiary of Phillip Morris, Inc.

      The Board voted to elect Michael R. Tuttle a Director of Merchants Bancshares, Inc., effective January 1, 2007, following the Board's acceptance of the resignation of Joseph L. Boutin as President, CEO and Director of Merchants, effective January 1, 2007. As Mr. Boutin had been re-elected by Merchants' shareholders at the May 2, 2006 annual shareholders' meeting as a Class I Director for a term expiring on the date of Merchants' annual shareholders' meeting in 2009, Mr. Tuttle was elected by the Board to fill the vacancy created by Mr. Boutin's resignation and to serve the remainder of Mr. Boutin's term as director, per Merchants' Bylaws.

      Mr. Tuttle also served as President, CEO and Director of Merchants Bank since his appointment by Merchants Bank's Board, effective January 1, 2006. Mr. Tuttle previously served as the Bank's Executive Vice President and Chief Operations Officer from 1997 to 2006.

      Mr. Kane served as Senior Vice President of Finance and Administration, and Chief Financial Officer and Treasurer of IDX Systems Corporation, where he was responsible for financial strategy, mergers and acquisitions activity, public reporting company obligations, Wall Street relations, information systems and real estate facilities related operations. IDX was acquired by General Electric early in 2006 and Mr. Kane transitioned out of GE in December 2006. Mr. Kane currently functions as a business consultant working with various private equity companies and their portfolios. He also serves as a director of two privately held health care companies.

Directors of Merchants Bank

      All of the above-named directors, except Charles A. Davis, are also directors of Merchants Bank. In addition to the above-named directors, Carole A. Ziter and Scott F. Boardman are directors of Merchants Bank. Ms. Ziter, who is 64 years old, is past president of Sweet Energy, a mail order food company, located in Colchester, Vermont. Mr. Boardman, who is 47 years old, is president of Hickok & Boardman, Inc., an insurance agency,

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located in Burlington, Vermont. Shareholders will not vote on directors of Merchants Bank at the annual meeting. These directors are re-elected annually by the Board at the conclusion of their one-year terms.

Other Information about the Board and its Committees

Attendance of Directors

      During 2006, ten meetings of the Board were held. All directors, with the exception of Charles A. Davis, attended more than seventy-five percent of the meetings. All directors attended in excess of 75% of the meetings of the Board committees on which they serve. During 2006, the Board's Audit Committee, Nominating & Governance Committee and Shareholder Value Committee met five, four and two times, respectively (which, in the case of the Shareholder Value Committee, was in conjunction with meetings of the entire Board). Additional information about these committees is set forth below.

      The 2005 annual meeting was held on May 2, 2006. Directors present were Raymond C. Pecor Jr., Chair, Joseph L. Boutin, Peter A. Bouyea, Jeffrey L. Davis, Michael G. Furlong, John A. Kane, Lorilee A. Lawton, Patrick S. Robins and Robert A. Skiff. Directors of Merchants Bank, Scott F. Boardman, Michael R. Tuttle and Carole A. Ziter, were also present at the 2005 annual meeting. Directors of Merchants and Merchants Bank are encouraged, but not required to attend annual meetings.

Compensation of Directors

Only directors of Merchants and Merchants Bank who were not officers or employees of Merchants or Merchants Bank received fees in 2006.

      During 2006, directors of Merchants received a $4,000 annual retainer, paid in $1,000 quarterly installments. In addition, directors received an attendance fee of $500 for every Board meeting attended in person. Directors were paid $250 for all meetings attended via telephone. Committee members were paid $250 for each committee meeting attended, unless the committee meeting was held on the same day as a regular meeting of the Board, in which case the fee for committee meeting attendance was $125. Directors who served as committee chairpersons received $1,000, paid in quarterly installments.

      During 2006, all Merchants Bank directors were paid an $8,000 annual retainer, paid in $2,000 quarterly installments, and $500 for each Merchants Bank board meeting attended. The chairperson of Merchants Bank's Board received a $5,000 annual retainer, paid in $1,250 quarterly installments. Directors who served as chairpersons on a committee also received $1,000 paid in quarterly installments. Committee members were paid $250 for each committee meeting attended, unless the committee meeting was held simultaneously with a regular meeting of Merchants Bank's Board, in which case the fee for committee meeting attendance was $125.

      In 1997, Merchants' Board of Directors and shareholders voted to adopt the Merchants Bancshares, Inc. 1996 Compensation Plan for Non-Employee Directors. The plan permits non-employee directors of both Merchants and Merchants Bank to defer receipt of their annual retainer and meeting fees by receiving those fees in the form of restricted shares of Merchants' Common Stock. If a participating director elects to have all or a specified percentage of his or her compensation for a given year deferred in shares of Common Stock, that director is credited with a number of shares of Common Stock equal in value to up to 125% of the amount deferred. The additional value represents a "risk premium", which takes into account that director's commitment to the value of the Common Stock over the deferral period, as well as the risk of forfeiture under certain circumstances; the risk premium level has been set at 20% since the inception of the plan.

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The following table sets forth information about the fees earned by the Board in 2006.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Joseph L. Boutin	$ 0.00	$ 0.00	--	--	--	--	$ 0.00
Peter A. Bouyea	$ 0.00	$28,250.00	--	--	--	--	$28,250.00
Charles A. Davis	$ 0.00	$ 5,750.00	--	--	--	--	$ 5,750.00
Jeffrey L. Davis	$ 0.00	$28,750.00	--	--	--	--	$28,750.00
Michael G. Furlong	$32,750.00	$ 0.00	--	--	--	--	$32,750.00
John A. Kane	$ 0.00	$25,000.00	--	--	--	--	$25,000.00
Lorilee A. Lawton	$ 0.00	$23,750.00	--	--	--	--	$23,750.00
Bruce M. Lisman	$ 0.00	$21,750.00	--	--	--	--	$21,750.00
Raymond C. Pecor, Jr.	$ 0.00	$29,000.00	--	--	--	--	$29,000.00
Patrick S. Robins	$ 0.00	$28,250.00	--	--	--	--	$28,250.00
Robert A. Skiff	$26,750.00	$ 0.00	--	--	--	--	$26,750.00

Committees of the Boards of Directors

      The Board has designated the following committees, all of which also serve as committees of Merchants Bank's Board: an Audit Committee, a Nominating and Governance Committee and a Shareholder Value Committee; the composition and objectives of each committee are described below. The Board continues to review its committees and the independence and qualifications of its current committee members in light of changes required under the Sarbanes-Oxley Act of 2002 and by the Securities and Exchange Commission (the "SEC") and the NASD.

      The Board has determined that a majority of the members of the Board are independent directors under NASD, as named individually on pages 3-5 of this Proxy Statement. Merchants' President and Chief Executive Officer is the only director who is an employee of Merchants.

Audit Committee

      The Audit Committee held five meetings in fiscal year 2006, and will meet at least quarterly in 2007. As described in the Audit Committee's Charter, a copy of which is available on Merchants' website at www.mbvt.com and attached hereto as Appendix A, the primary function of the Audit Committee, as delegated by the Board, is to promote quality and reliable financial reporting and adequate and effective internal controls for Merchants and its subsidiaries, including Merchants Bank and its subsidiary, Merchants Trust Company. It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization. The Audit Committee is to assist the Board in overseeing the integrity of Merchants' financial statements, Merchants' compliance with legal and regulatory requirements, the external auditor's performance, qualifications and independence, and the performance of Merchants' internal audit function. In doing so, it is the goal of the Audit Committee to maintain free and open communication among the Audit Committee, external auditors, and management of Merchants.

      Merchants' Audit Committee currently consists of five members: Lorilee A. Lawton, Chair, Peter A. Bouyea, Jeffrey L. Davis, Robert A. Skiff, and John A. Kane. Carole A. Ziter is a member of the Audit Committee as a

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director of Merchants Bank. Each member of the Audit Committee is an "independent" director under NASD listing standards and SEC rules. No member of the committee is an employee of Merchants or any of its subsidiaries. Merchants has not relied on exemptions for Audit Committee independence requirements contained in Rule 10A-3 under the Securities Exchange Act of 1934. The members of Merchants' Audit Committee are required to have extensive business and financial experience. They are also required to have a good understanding of financial statements, including Merchants' balance sheet, income statement, cash flow statement and its quarterly and annual reports on Forms 10-Q and 10-K and related financial statements and disclosures.

The Board has determined that Mr. Kane qualifies as an audit committee "financial expert."

      The Audit Committee meets with Merchants' external and internal auditors and principal financial personnel to review quarterly financial results and the results of the annual audit (in both regular and executive sessions). The Audit Committee reviews and approves annual external auditor engagement plans, scopes and fees. The Audit Committee approves all fees and terms related to the annual independent audit and subsequent variations thereof, as well as all permissible non-audit engagements of the external auditors; 100% of non-audit services were approved by the Audit Committee in 2006 and in 2005. The Audit Committee pre-approves all audit and permissible non-audit services to be performed for Merchants by the external auditors, giving effect to the "de minimis" exception for non-audit services set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

Nominating and Governance Committee

      The Nominating and Corporate Governance Committee met four times during 2006 and will meet at least quarterly during 2007. As described in the Nominating and Governance Committee's Charter, which is available on Merchants' website at www.mbvt.com, the committee is responsible for reviewing and making recommendations regarding the compensation of Merchants' directors and executive officers, including salaries, bonuses, benefit plans, commissions, the grant of options and other forms of, or matters relating to, executive compensation. The Nominating and Governance Committee is also responsible for nominating Board members for membership on Board committees and ensuring effective recruiting of Board members as well as establishing and monitoring corporate governance guidelines, a copy of which is available on Merchants' website at www.mbvt.com. The Nominating and Governance Committee reports to the Board, and makes recommendations to the Board in all of the above matters.

      The committee will consider director candidates recommended by Merchants' shareholders. Any submissions for director candidates may be submitted to Merchants' Chair of the Nominating and Governance Committee and sent to Merchants' Corporate Secretary, Lisa Razo, at 275 Kennedy Drive, South Burlington, VT 05403. These submissions will be considered on the basis of the same consideration applied to internally-nominated candidates.

      The committee's goal is to assemble a Board that brings a variety of perspectives and skills derived from business and professional experience to Merchants. Each Board member should have the necessary qualifications, professional background and core competencies to discharge his or her duties as well as the ability to add something unique and valuable to the Board as a whole. Each director should be able to donate sufficient time to his or her duties. Each should possess certain core competencies, including:

*	Accounting or finance background;
*	Business or management experience;
*	Industry knowledge;
*	Customer based experience or perspective;
*	Crisis response experience;
*	Leadership;

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* Strategic planning experience;
* Knowledge of the fundamentals of credit; and
* Risk management experience.

      The committee keeps an active list of potential candidates for the Board, which is reviewed and updated periodically. The Board seeks to time the election of new directors to create a period of concurrent membership for new and retiring directors. This allows new directors to become fully oriented to their duties on the Board prior to the departure of retiring directors.

      Merchants' Nominating and Governance Committee currently consists of four directors, Peter A. Bouyea, Chair, Jeffrey L. Davis, Bruce M. Lisman and Robert A. Skiff, each of whom is independent under NASD listing standards. No member of the committee is an employee of Merchants or any of its subsidiaries.

Shareholder Value Committee

The function of the Shareholder Value Committee is to consider and make recommendations to the Board on proposals that affect the value of shareholders' investment in Common Stock.

      During 2006, the Shareholder Value Committee consisted of the following individuals: Raymond C. Pecor, Jr., Chair, Peter A. Bouyea, Charles A. Davis, Michael G. Furlong and Joseph L. Boutin. Mr. Boutin resigned from the committee, effective January 1, 2007. Michael R. Tuttle was appointed to the Shareholder Value Committee by the Board on November 16, 2006, effective January 1, 2007. All members of the committee, with the exception of Mr. Tuttle, are independent under NASD listing standards. During 2006 the Shareholder Value Committee met with the entire Board twice to discuss strategic planning matters.

Ethics and Corporate Governance

      Merchants and its subsidiary companies are governed in accordance with respective charters and bylaws and the laws of Delaware and Vermont. The Board is ultimately responsible to the shareholders of Merchants for the well-being of the enterprise. The directors have a fiduciary responsibility to act in good faith.

      All directors who are not employees of Merchants or Merchants Bank meet in executive session at least quarterly. All independent directors meet in executive session without Merchants' management at least twice a year. Merchants' independent directors met two times during 2006 in executive sessions without members of management present.

      In 2006 the Audit Committee and the Nominating and Governance Committee each conducted five and four executive sessions, respectively, without members of management present. Each of those committees will conduct executive sessions at least twice during 2007. Under their charters these committees are authorized to retain and consult with external advisors, consultants and counsel.

      Merchants has adopted Comprehensive Codes of Ethics for senior officers and senior financial officers, in addition to the Code of Ethics Merchants has adopted for all employees and directors. In February 2004, Merchants also established a confidential telephone and Internet hotline system for anonymous reporting of complaints and concerns regarding financial reporting. This system may be accessed by telephone at 1-866-850-1442 or via the Internet at www.ethicspoint.com. These codes are available on Merchants' website at www.mbvt.com.

The Board provides a means for its shareholders to send communications to the Board, which can be found on Merchants' website at www.mbvt.com.


Disclosure and Certification

      Merchants practices full and timely public disclosure of material information. Merchants uses Generally Accepted Accounting Principles (GAAP) applied in the U.S. as the primary method for reporting results in its quarterly earnings releases and in its financial statements.

      In order to provide additional transparency with respect to Merchants, detailed quarterly and annual financial information is available on Merchants' website at www.mbvt.com. The Chief Executive Officer and the Chief Financial Officer certify all quarterly and annual financial reports filed with the Securities and Exchange Commission.

Executive Officers

The names and ages of Merchants' executive officers and each executive officer's position are listed below.

Name	Age	Positions and Officers with Merchants and/or Merchants Bank

Michael R. Tuttle	51	President and Chief Executive Officer of Merchants and Merchants Bank
Janet P. Spitler	47	Treasurer and Chief Financial Officer of Merchants and Merchants Bank; Senior Vice President, Merchants Bank
Thomas S. Leavitt	48	Executive Vice President, Community Banking and Trust, Merchants Bank
Joseph L. Boutin	59	Special Advisor to the Board of Directors, Merchants
Thomas R. Havers	57	Senior Vice President, Operating and Administrative Division Manager, Merchants Bank
Zoe P. Erdman	50	Senior Vice President, Credit Division Manager
Geoffrey R. Hesslink	42	Senior Vice President, Senior Lender, Merchants Bank

      Prior to his appointment as a Special Advisor to the Board of Directors, effective January 1, 2007, Mr. Boutin served as President and CEO of Merchants Bancshares, Inc. and President and CEO of Merchants Trust Company, a subsidiary of Merchants Bank since 1994. Prior to January 1, 2006, Mr. Boutin also held the position of President, CEO and Director of Merchants Bank since 1994.

      Mr. Tuttle, President and CEO of Merchants and Merchants Bank served as Merchants Bank's Executive Vice President and Chief Operating Officer from 1997 until his appointment as President and CEO of Merchants Bank, effective January 1, 2006. Mr. Tuttle was also appointed as President and CEO of Merchants, effective January 1, 2007.

      Prior to his appointment as Executive Vice President for Community Banking and Trust of Merchants Bank, effective November 29, 2006, Mr. Leavitt served as Senior Vice President of Merchants Bank's Retail Banking division since 1996.

      Mr. Hesslink has served as Senior Vice President and Senior Lending Officer of Merchants Bank since his appointment, effective January 1, 2006. Prior to that time, Mr. Hesslink served as Vice President and Corporate Banking Officer of Merchants Bank since 1996.

Ms. Spitler has served as Treasurer of Merchants and Merchants Bank since 1995, and has served as Chief Financial Officer of Merchants and Merchants Bank since 1997.


Mr. Havers and Ms. Erdman have each been employed during the past five years in their respective current positions.

As used herein, the term, "Named Executive Officer" refers to anyone who was CEO of Merchants during 2006 and 2007, Merchants' CFO and the next three highest paid executive officers of Merchants.

Compensation Discussion and Analysis

Compensation Philosophy

      Merchants' compensation program for executive officers was developed during 1996 by the Nominating and Governance Committee of the Board ("the Committee," for purposes of this discussion and analysis), and was approved by the Board on January 21, 1997. The goals of this program are, and will be further designed, to:

*	attract, motivate and retain highly qualified and dedicated executive officers with competitive levels of compensation,
*	reward above-average corporate performance and recognize individual initiative and achievements,
*	integrate pay with Merchants' annual and long-term performance goals, and
*	align executive officers' incentive with the promotion of Merchants' shareholder value.

      The Committee represents both Merchants and its main operating subsidiary, Merchants Bank, and consists of four independent directors who are not officers or employees of Merchants or Merchants Bank. The Committee is charged with providing independent review and oversight, promotion of corporate accountability for executive compensation, adoption of performance and base compensation policies for executive management, and review and approval of incentive plans for executive officers. The Committee reports to the Board, and makes recommendations to the Board in all of the above matters.

      Merchants' Principles of Governance, which were approved by the Board on November 16, 2006, and are available on Merchants' website at www.mbvt.com, require compensation for the CEO to be linked to the achievement of Merchants' strategic goals that improve its long-term performance. Accordingly, a significant portion of the CEO's compensation should be at risk, depending on Merchants' performance.

Employment Agreements

      Mr. Boutin has entered into an employment agreement with Merchants that expires December 31, 2012. The contract is renewable for successive one-year terms, unless Merchants notifies Mr. Boutin that his employment will terminate on December 31, 2012. Each of the other executive officers has entered into employment agreements with Merchants Bank with terms expiring December 31, 2009. Mr. Tuttle's agreement is with both Merchants and Merchants Bank. The contracts are renewable thereafter for successive one-year terms unless Merchants Bank notifies the executive officer that his or her employment will terminate on December 31, 2009. The employment agreements contain standard terms and conditions customarily found in employment agreements for comparable executives, including those terms discussed in this paragraph. If an executive officer is terminated without "cause" (as defined in these agreements) or the executive officer resigns for "good reason" (as defined in these agreements), in each case prior to the completion of the term of the employment agreement, Merchants Bank (or Merchants in the case of Messrs. Tuttle and Boutin) has agreed to pay in one lump sum, that executive officer's salary for one year from the date of termination, with the dollar amount "grossed-up" so that the officer will receive such amount without the effect of local, state or federal income taxation.


Components of Executive Compensation

Merchants' compensation program for all executive officers, including Merchants' CEO, consists of four key components, which are reviewed regularly by the Committee:

*	Salary
*	Incentive Bonus
*	Long-Term Compensation
*	Other Benefits

      Merchants offers no perquisites of any kind to any of its executive officers. Executive officers are not entitled to any severance or change-in-control payments beyond those described in the "Employment Agreements" section above.

Salary

      Base salaries for Merchants' executive officers are compared to the median of salaries of their counterparts within a peer group comprised of similarly-sized community banks, as established from time to time by the Committee. Levels of executive compensation are set at levels that the Committee believes to be consistent with Merchants' peers.

      The CEO evaluates the performance of Merchants' executive officers annually. Each executive officer's annual performance review serves as the basis for adjustments to his or her base salary. Individual performance evaluations are tied closely to achievement of short-term and long-term goals and objectives, individual initiative, team-building skills, level of responsibility and above average corporate performance. The CEO makes annual recommendations to the Committee for changes to executive salaries for the following fiscal year based on individual performance within their respective areas of expertise, the CEO's assessment of their contributions to Merchants' earnings and growth during the year, as well as their management style and effectiveness in relation to Merchants' customers, shareholders, employees, fellow executive officers, board and committee members and the community. The Committee reviews these recommendations and makes its final recommendations to the Board. Decisions regarding compensation for executive officers, including that of Merchants' CEO, are approved by the Board based on recommendations from the Committee.

The performance of the CEO is evaluated annually by the Committee in the following four categories:

1.	Development of specific strategic plan objectives,

2.

Operational impact on company morale, customer satisfaction, Merchants' public image, company efficiency and flexibility, and research and development of leading edge products, services and technologies,

3.	Management style and effectiveness in relation to Merchants' customers, shareholders, employees, executive officers, Board and committee members, and the media and community, and

4.	Effectiveness of leadership in:

a.	developing appropriate strategies and achievement of support from the Board and its committees to achieve these strategies,


b.	setting the "tone at the top" for Merchants' ethics, customer relations, reputation and ensuing results; fostering an environment for leadership development at all levels within Merchants; and

c.	working collaboratively with the Board and committees and communicating information in a timely manner to ensure full and informed consent regarding matters of Board governance.

Incentive Bonus

      Executives are eligible to receive annual bonuses based on achievement of certain performance goals established at the end of the previous calendar year. Typically, these bonuses are tied to the attainment of a specific level of corporate profits. The award targets are multi-level, meaning that there is one target, below which no award is earned, then successively higher targets that result in an increased award, up to a maximum award. The incentive awards are expressed as a percentage of base salary earned at each target level. The Board has the discretion to determine the amount and manner of executive bonuses. No bonuses were paid for 2006.

Long-Term Compensation

      Merchants Bancshares, Inc. 1996 Stock Option Plan is designed to provide an incentive to certain employees of Merchants by granting to such employees incentive stock options or non-qualified stock options. Options granted under this plan may be either incentive stock options or non-qualified stock options, as determined at the discretion of the Board and as reflected in the terms of the written option agreements. The purpose of this plan is to encourage executive ownership, which Merchants believes will assist in increasing shareholder value. Until August 2006 no options had been granted to any executive since 2001 because all executives had reached their then contractual limits. The option to purchase 10 thousand shares of Common Stock was granted in 2006 to the newest member of Merchants' executive officers' team, Mr. Geoffrey Hesslink, as detailed in the table below:

GRANTS OF PLAN-BASED AWARDS

								All Other	All Other
		Estimated Future Payouts			Estimated FuturePayouts			Stock Awards:	Option Awards:
		Under Non-Equity			Under Equity			Number	Number	Exercise
		Incentive Plan Awards			Incentive Plan Awards			of Shares	of Securities	Price of
								of Stock	Underlying	Option
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards

Geoffrey R. Hesslink	8/16/2006	--	--	--	--	--	--	--	10,000	$26.63

      Incentive stock options are income tax-advantaged options to purchase shares of Common Stock at an exercise price that is no less than the closing market price of the stock on the date the option is granted. All of Merchants' stock options listed above have been granted at an exercise price that is $2.00 per share above the fair market value on the date of the grant. The fair value of each option grant is estimated on the grant date using the Black-Scholes option-pricing model. Incentive option recipients pay no income tax when they exercise the option and obtain the stock as long as the minimum holding period requirement is met. Non-qualified stock options are fully taxed on the exercise date, based upon the difference between the exercise price and the market value of Merchants' stock on the date of the option exercise. When the stock is sold, tax is paid at capital gain rates on the difference between the exercise price and the price at which the stock is sold.

      Merchants' options are subject to a two or three year cliff vesting schedule. When an optionee leaves Merchants' employ, options that have not yet vested are forfeited. Except in the case of death or disability, or termination without cause, options that have vested also expire immediately.


      Federal income tax rules impose a limit to the favorable tax treatment for incentive options. The limit is that no employee may hold incentive options that become exercisable in a single calendar year whose total value exceeds $100,000. If this limit is exceeded, the excess above $100,000 becomes a non-qualified stock option and does not receive the favorable tax treatment described above. Some of the options granted to executive officers exceeded the $100,000 limit and to that extent automatically became non-qualified options.

      The following table sets forth outstanding equity awards to Merchants' executive officers at December 31, 2006. In addition, this table includes the number of shares remaining unexercised underlying both "exercisable" (i.e. vested) and "unexercisable" (i.e. unvested) stock options as of December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards; or Payout Value of Unearned Shares Units or Other Rights That Have Not Vested

Joseph L. Boutin	5,825	--	--	$18.50	8/28/2007	--	--	--	--
	5,263	--	--	$20.33	8/20/2008	--	--	--	--
	8,686	--	--	$17.50	8/19/2009	--	--	--	--
Michael R. Tuttle	15,150	--	--	$18.50	8/28/2007	--	--	--	--
	13,278	--	--	$20.33	8/20/2008	--	--	--	--
	14,495	--	--	$17.50	8/19/2009	--	--	--	--
Janet P. Spitler	3,750	--	--	$18.50	8/28/2007	--	--	--	--
	8,682	--	--	$20.33	8/20/2008	--	--	--	--
	9,318	--	--	$17.50	8/19/2009	--	--	--	--
	209	--	--	$15.50	8/17/2010	--	--	--	--
Thomas R. Havers	10,214	--	--	$20.33	8/20/2008	--	--	--	--
	10,871	--	--	$17.50	8/19/2009	--	--	--	--
	6,816	--	--	$15.50	8/17/2010	--	--	--	--
Thomas S. Leavitt	11,655	--	--	$18.50	8/28/2007	--	--	--	--
	10,214	--	--	$20.33	8/20/2008	--	--	--	--
	10,871	--	--	$17.50	8/19/2009	--	--	--	--
Geoffrey R. Hesslink	0	10,000	--	$26.63	8/16/2016	--	--	--	--


      The following table sets forth details regarding stock option exercises by the Named Executive Officers, including the aggregate value realized upon exercise. "Value realized upon exercise" represents the excess of the closing price of Common Stock over the exercise price, in each case on the date of exercise.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized Upon Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting

Joseph L. Boutin	7,490.00	$ 68,534	--	--
Michael R. Tuttle	25,355.00	$224,392	--	--
Thomas R. Havers	11,655.00	$ 59,441	--	--

Other Benefits

      Merchants' executive officers are also eligible for other benefits available to all other Merchants' employees on substantially the same terms, such as Merchants' 401(k) plan, and health, dental, and life insurance plans.

*

401(k) plan: Merchants matches individual plan contributions for participating employees, including Named Executive Officers, on a dollar-for-dollar basis, up to 4.5% of annual salary up to annual IRS maximums.

*	Medical and dental health insurance plans.
*	Life insurance plan (benefit equal to one time annual salary) and long-term disability insurance plan.

CEO Compensation

      During 2006, when he served as Merchants' President and CEO, Mr. Boutin's annual salary was $100 thousand. Effective January 1, 2007 Mr. Boutin resigned as President and CEO of Merchants, and was appointed as Special Advisor to the Board, also effective January 1, 2007. Pursuant to this transition, Mr. Boutin's annual salary was reduced to $25,800.

      Mr. Tuttle, who served as President and CEO of Merchants Bank during 2006, at an annual salary of $190 thousand, was appointed by the Board as President and CEO of Merchants, effective January 1, 2007. Mr. Tuttle's salary for 2007 remains at $190 thousand.

      The relative difference between CEO compensation and the compensation of Merchants' other executive officers has decreased over the last ten years as CEO compensation has remained unchanged, while other senior officers have received increases in compensation. Currently the CEO base compensation is 1.3 times the compensation of the next highest paid executive officer.


Summary

The following table sets forth a summary of compensation paid to each of Merchants' Named Executive Officers during 2006, 2005 and 2004.

SUMMARY COMPENSATION TABLE

Name	Year	Salary	Bonus (1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation	All Other Compensation (2)	Total

Joseph L. Boutin	2006	$100,000	$ 0	$0	$ 0.00	$0	$ 0	$10,974	$110,974
President and CEO	2005	$199,992	$19,999	--	$ 0.00	--	--	$18,450	$238,441
Merchants Bancshares, Inc.	2004	$199,992	$44,867	--	$ 0.00	--	--	$18,000	$262,859

Michael R. Tuttle	2006	$190,008	$ 0	$0	$ 0.00	$0	$ 1,047	$18,556	$209,611
President and CEO	2005	$165,006	$16,501	--	$ 0.00	--	--	$17,108	$198,615
Merchants Bank	2004	$157,853	$28,252	--	$ 0.00	--	--	$14,207	$200,312

Thomas S. Leavitt	2006	$142,002	$ 0	$0	$ 0.00	$0	$ 0	$13,951	$155,953
Executive Vice President	2005	$132,018	$13,202	--	$ 0.00	--	--	$14,265	$159,485
Merchants Bank	2004	$124,632	$22,304	--	$ 0.00	--	--	$11,736	$158,672

Thomas R. Havers	2006	$142,002	$ 0	$0	$ 0.00	$0	$10,249	$14,197	$166,447
Senior Vice President	2005	$132,018	$13,202	--	$ 0.00	--	--	$13,889	$159,109
Merchants Bank	2004	$124,632	$22,304	--	$ 0.00	--	--	$11,217	$158,153

Janet P. Spitler	2006	$142,002	$ 0	$0	$ 0.00	$0	$ 488	$13,805	$156,295
SVP CFO and Treasurer	2005	$132,018	$13,202	--	$ 0.00	--	--	$13,805	$159,025
Merchants Bank	2004	$123,151	$21,375	--	$ 0.00	--	--	$11,084	$155,610

Geoffrey R. Hesslink	2006	$125,008	$ 0	$0	$46,987.72	$0	$ 0	$13,389	$185,384
SVP Senior Lender	2005	$ 63,607	$93,551	--	$ 0.00	--	--	$14,710	$171,868
Merchants Bank	2004	$ 66,515	$75,269	--	$ 0.00	--	--	$11,452	$153,236

Notes of Explanation
(1)	No bonuses were awarded to the Named Executive Officers in 2007 based on the 2006 performance, as Merchants' 2006 earnings did not equal or exceed budgeted levels.
(2)	Represents contributions made by Merchants Bank on behalf of Named Executive Officers to the Merchants Bank 401(k) Plan.

Nominating and Governance Committee Report

      The Nominating and Governance Committee reviewed and discussed the above Compensation Discussion and Analysis ("CD&A") with Merchants' management. Based on the review and discussion the Nominating and Governance Committee recommended to the Board that the CD&A be included in this Proxy Statement.

Peter A. Bouyea, Chairman Jeffrey L. Davis Bruce M. Lisman Robert A. Skiff


Retirement Benefits

      Prior to January 1995 Merchants maintained a noncontributory defined benefit plan covering all eligible employees. During 1995 the plan was curtailed. Accordingly, all accrued benefits were fully vested and no additional years of service or age will be accrued. The retirement benefits listed in the table below take into consideration the Social Security offset amount which is based on the law in effect on January 1, 1994. The present value of accumulated benefit was determined using the same assumptions used for financial reporting purposes under generally accepted accounting principles for 2006.

PENSION BENEFITS

Name	Plan Name	Number of Service Years Credited	Present Value of Accumulated Benefit	Payments During Last Fiscal Year

Thomas R. Havers	The Merchants Bank Pension Plan	23	$185,670.00	$0.00
Janet P. Spitler	The Merchants Bank Pension Plan	4	$ 8,849.00	$0.00
Michael R. Tuttle	The Merchants Bank Pension Plan	4	$ 18,983.00	$0.00

      Due to the frozen status of the plan, no further years of service will accrue. The annual retirement benefit for Mr. Tuttle, Ms. Spitler and Mr. Havers under the plan are approximately $4 thousand, $2 thousand and $28 thousand, respectively. Mr. Havers is the only executive eligible for early retirement. Participants are eligible for early retirement upon obtaining age 65 and completing 10 years of vesting service.

Related Party Transactions

      As described below under "Nominating and Governance Committee Interlocks and Insider Participation," Merchants engages in banking transactions with Merchants' directors and officers, and with their immediate family and associates.

      Merchants has established guidelines for review of third party contracted services, which are reviewed annually by the Audit Committees of Merchants and Merchants Bank. Merchants Bank's officers are assigned responsibility for review of service levels of outsourced technology service providers and vendors that pose the highest risk exposure within the guidelines established by the Federal Financial Institutions Examination Council ("FFIEC"). New service relationships considered for engagement with insiders of Merchants Bank (defined by the FFIEC as individuals, their direct family members and business associates who are executive officers or directors of Merchants and/or Merchants Bank) must be bid by at least one other service provider. Merchants Bank's Board of Directors may require a third party analysis/review to substantiate the results of a new service contract with an insider.

      Renewals of existing contracts with insiders of Merchants or Merchants Bank do not require re-bidding or a third party analysis. However, the CEO or Board of Directors of Merchants Bank may require either or both prior to reviewing a recommendation for a contract renewal.

      Merchants obtained legal services during 2006, and anticipates obtaining legal services during 2007, from the firm of Sheehey Furlong & Behm P.C., of which Michael G. Furlong is a principal member. Fees paid to Mr. Furlong's firm by Merchants for services and expenses in 2006 aggregated $51 thousand. Mr. Furlong is a member of the Board and is the Chairman of Merchants Bank's Board of Directors.


      During 2006, Merchants purchased copier equipment, on a competitive basis, from SymQuest Group, Inc. valued at $91 thousand. Patrick S. Robins, who is the Chairman of the Board of SymQuest Group, Inc., is a member of the Board, Merchants Bank's Board of Directors and the Board of Trustees of Merchants Trust Company.

      Merchants obtained insurance during 2006 through an insurance agency (the "Agency") of which Scott F. Boardman, a director of Merchants Bank, is president. In 2006, premiums paid to the Agency totaled $172 thousand.

      In the opinion of Merchants' management, the terms of the foregoing transactions were no less favorable to Merchants than those it could have obtained from an unrelated party providing comparable premises or services.

Nominating and Governance Committee Interlocks and Insider Participation

      Certain directors and executive officers of Merchants and Merchants Bank, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated, are, or during 2006 were, also customers of Merchants Bank in the ordinary course of business. As permitted by applicable law, such persons may have had loans outstanding during 2006, and it is anticipated that such persons and their associates will continue to be customers of and indebted to Merchants Bank in the future. All of these loans were made in the ordinary course of business, and did not involve more than normal risk of collectibility or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons and, where required by law, received prior approval by Merchants Bank's Board of Directors. At December 31, 2006, such loans amounted to approximately $3.37 million, in the aggregate (4.8% of total stockholders' equity). None of these loans to directors, executive officers, or their associates are nonperforming.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information regarding the ownership of Common Stock as of March 15, 2007, the record date for the annual meeting, by each of Merchants directors and executive officers, including the Named Executive Officers, and Merchants' directors and executive officers as a group. The information reported in the table below is based on reports filed with the SEC or information represented to Merchants.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class

Common Stock	Scott F. Boardman (c)	3,058	(2)(14)	*
Common Stock	Joseph L. Boutin (f)	563,358	(3)	9%
Common Stock	Peter A. Bouyea (a)	80,151	(4)(14)	1%
Common Stock	Charles A. Davis (b)	419,142	(5)(14)	7%
Common Stock	Jeffrey L. Davis (a)	81,920	(6)(14)	1%
Common Stock	Zoe P. Erdman (e)	16,288	(7)	*
Common Stock	Michael G. Furlong (a)	6,973	(14)	*
Common Stock	Thomas R. Havers (d)	62,271	(8)	1%
Common Stock	Geoffrey R. Hesslink (d)	436,742	(9)	7%
Common Stock	John A. Kane (a)	51	(14)	*
Common Stock	Lorilee A. Lawton (a)	7,981	(14)	*
Common Stock	Thomas S. Leavitt (d)	48,656	(10)	1%
Common Stock	Bruce M. Lisman (a)	5,000	(14)	*


Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class

Common Stock	Raymond C. Pecor, Jr. (a)	234,547	(11)(14)	4%
Common Stock	Patrick S. Robins (a)	58,190	(14)	1%
Common Stock	Robert A. Skiff (a)	3,375	(14)	*
Common Stock	Janet P. Spitler (d)	352,586	(12)	6%
Common Stock	Michael R. Tuttle (d)	63,751	(13)	1%
Common Stock	Carole A. Ziter (c)	915	(14)	*

Common Stock	Directors and Executive Officers as a Group	2,027,349		33%

*	Shareholdings represent less than 1.0% of class.
(a)	Designates Director of Merchants and Merchants Bank.
(b)	Designates Director of Merchants only.
(c)	Designates Director of Merchants Bank only, shares included in the table for completeness.
(d)	Designates Named Executive Officer.
(e)	Designates Executive Officer of Merchants Bank.
(f)

Effective January 1, 2007, the Board appointed Mr. Boutin as a Special Advisor to the Board, following its acceptance of Mr. Boutin's resignation as CEO, President and Director of Merchants, also effective January 1, 2007.

Notes of Explanation
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, shares of Common Stock are shown as beneficially owned if the person named in the table has or shares the power to vote or direct the voting of, or the power to dispose or to direct the disposition of, those shares.

(2)	Includes 3,047 shares owned by Mr. Boardman's spouse.
(3)

Includes 417,605 shares held by the General Educational Fund, Inc., of which Mr. Boutin is a trustee. As a trustee of the fund, Mr. Boutin may be deemed to beneficially own all shares held by the fund because he shares the power to vote and dispose of the shares with the other trustees of the fund. Also includes 19,774 shares that Mr. Boutin may acquire pursuant to the exercise of certain vested stock options. Additionally includes 16,200 shares held by Mr. Boutin as trustee of the Boutin Family Foundation, Inc.

(4)	Includes 1,314 shares owned by Mr. Bouyea's wife. Also includes 2,901 shares owned by Mr. Bouyea's adult daughter for which Mr. Bouyea has investment and voting control.
(5)

Includes 4,757 shares held in trust for Mr. C. Davis' two dependent sons, 6,114 shares held directly by Mr. C. Davis' two dependent sons; 118,537 shares held by Mr. C. Davis as trustee of the Charles and Marna Davis Foundation and 14,664 shares owned by Mr. C. Davis' spouse.

(6)

Includes 5,627 shares held in trust for Mr. J. Davis' minor children, 479 shares held directly by Mr. J. Davis' minor children and 1,260 shares held directly by Mr. J. Davis' spouse. Also includes 54,005 shares held in two family trusts and an estate for which Mr. J. Davis has voting and investment rights. Though Mr. Davis may be deemed to beneficially own these shares because he has the power to vote and dispose of the shares, the terms of the trusts and the estate do not allow Mr. Davis to direct distribution of these shares to his direct personal ownership.

(7)	Includes 10,563 shares, which Ms. Erdman may acquire pursuant to the exercise of certain vested stock options.
(8)

Does not include shares that Mr. Havers has the right to receive on a deferred basis. These shares will be issued to Mr. Havers pursuant to agreements made by Merchants in connection with the termination of Merchants Bank's Executive Salary Continuation Plan in December 1995. See Note 12 with respect to the voting of these shares. Includes 27,900 shares that Mr. Havers may acquire pursuant to the

(footnotes continued on following page)


exercise of certain vested stock options. Additionally includes 10,354 shares held by Mr. Havers as trustee of the Havers Family Foundation.
(9)

Includes 417,605 shares held by the General Educational Fund, Inc., of which Mr. Hesslink is a trustee. As a trustee of the fund, Mr. Hesslink may be deemed to beneficially own all shares held by the fund because he shares the power to vote and dispose of the shares with the other trustees of the fund.

(10)	Includes 32,739 shares that Mr. Leavitt may acquire pursuant to the exercise of certain vested stock options.
(11)	Includes 15,000 shares held in the Pecor Family Foundation, and 19,500 shares held by Mr. Pecor's spouse.
(12)

Includes 323,038 shares held in various trusts related to Merchants' former Deferred Compensation Plan for Directors and the Executive Salary Continuation Plan, both of which were terminated in December 1995; and Merchants' and Merchants Bank's current Deferred Compensation Plans for Directors. Ms. Spitler has the power to vote these shares on behalf of Merchants and Merchants Bank. Also includes 21,959 shares that Ms. Spitler may acquire pursuant to the exercise of certain vested stock options.

(13)	Includes 27,773 shares that Mr. Tuttle may acquire pursuant to the exercise of certain vested stock options.
(14)

Does not include shares which Messrs. Boardman, Bouyea, C. Davis, J. Davis, Furlong, Kane, Lisman, Pecor, Robins, Dr. Skiff and Mmes. Lawton and Ziter have the right to receive on a deferred basis. See Note 12 with respect to the voting of these shares.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires Merchants' executive officers, directors, and 10% shareholders to file reports of ownership (Form 3) and changes of ownership (Forms 4 and 5) with respect to Common Stock with the SEC. Executive officers, directors and 10% shareholders are required to furnish Merchants with copies of all Section 16(a) forms they file. Based solely on a review of reports furnished to Merchants with respect to 2006, no director or officer failed to file any applicable Section 16(a) reports in 2006 or prior year, with the exception of Mr. Jeffrey L. Davis. Mr. Davis did not file a timely Form 4 upon acquisition of beneficial ownership (determined in accordance with SEC rules) of 54,005 shares of Merchants' common stock through the establishment of two family trusts and a family estate, each established on November 17, 2002, November 29, 2004, and November 23, 2004, for which Mr. Davis has voting and investment rights.

Relationship with Independent Public Accountants

      The Audit Committee of the Board has selected the firm of KPMG LLP, independent public accountants, and written representations from such persons, as Merchants' auditors for 2007. Merchants has been advised by KPMG LLP and by the directors themselves that neither it nor any of its members or associates has any relationship with Merchants or Merchants Bank, other than as independent auditors.

      Representatives of KPMG LLP will be present at the annual meeting, will have an opportunity to make any statement that they may desire to make, and will be available to answer appropriate questions from shareholders.


Report of the Audit Committee *

The Audit Committee of the Board has reviewed and discussed Merchants' audited financial statements for the fiscal year ended December 31, 2006 with Merchants' management.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU [SECTION]380).

      The Audit Committee has received the written disclosures and the letter required from KPMG LLP by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed their independence with KPMG LLP.

      The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Merchants' annual consolidated financial statements for the fiscal years ended December 31, 2006 and 2005 and fees billed for other services provided by KPMG LLP during 2006 and 2005.

	2006	2005

Audit fees (1)	$222,500	$239,000
Tax fees (2)	41,600	51,500

Total fees	$264,100	$290,500

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of Merchants' consolidated annual financial statements and review of the interim consolidated financial statements included in the quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements. Audit Fees also include $55 thousand and $65 thousand for activities related to internal control reporting under Section 404 of the Sarbanes-Oxley Act for 2006 and 2005, respectively.

(2)	Tax fees consisted of fees for tax consultation and tax compliance services.

KPMG LLP did not render any professional services to Merchants in connection with the design or implementation of financial information systems during the year ended December 31, 2006.

The Audit Committee has considered whether, and has determined that, the provision of the services described above is compatible with maintaining KPMG LLP's independence.

      Based on the review and discussions with management and KPMG LLP described above, the Audit Committee recommended to the Board that the audited financial statements be included in Merchants' Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and for filing with the SEC.

Submitted by the Audit Committee

Lorilee A. Lawton, Chair Peter A. Bouyea Jeffrey L. Davis Robert A. Skiff John A. Kane

*

This report shall not be incorporated by reference into any of Merchants' previous filings with the Securities and Exchange Commission ("SEC") and shall not be deemed incorporated by reference into any of Merchants' future SEC filings irrespective of any general incorporation language therein.


Other Matters

      Merchants knows of no additional matters which are likely to be presented for action at the annual meeting other than the proposal specifically set forth in the Notice and referred to in this Proxy Statement. If any other matter properly comes before the annual meeting for action, it is intended that the persons named in the accompanying proxy and acting under that proxy will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Submission of Shareholder Proposals for 2008 Annual Meeting

      Shareholders who desire to submit proposals for the consideration of Merchants shareholders at its annual meeting of shareholders in 2008, scheduled to be held on or about Tuesday, April 29, 2008, will be required, pursuant to a rule of the SEC, to deliver any proposal to be included in the Proxy Statement and form of proxy for the 2008 annual meeting to Merchants on or prior to December 6, 2007. Please forward any shareholder proposals to the Corporate Secretary of Merchants at the address indicated below.

Annual Report

      A copy of Merchants' Annual Report on Form 10-K for the year ended December 31, 2006, which includes audited financial statements, has been mailed to all shareholders with this Proxy Statement and has been filed with the SEC. The Annual Report is not to be regarded as proxy soliciting material. Additional copies of the Annual Report may be obtained by shareholders without charge on written request to the Corporate Secretary of Merchants, Lisa Razo, at Merchants at 275 Kennedy Drive, South Burlington, VT 05403. The Annual Report may also be obtained from Merchants' webpage at www.mbvt.com.

Annual Disclosure Statement

      Pursuant to 12 CFR 350 of the rules and regulations of the Federal Deposit Insurance Corporation, a copy of Merchants Bank's Annual Disclosure Statement may be obtained without charge by contacting the person indicated below. The Annual Disclosure Statement presents Merchants Bank's financial condition and results of operations for the fiscal years ended 2005 and 2006.

Merchants Bank Andrew T. Kloeckner, AVP & Compliance Officer 275 Kennedy Drive South Burlington, VT 05403 Telephone (802) 658-3400

By Order of the Board of Directors,

Lisa Razo Corporate Secretary Merchants Bancshares, Inc. 275 Kennedy Drive South Burlington, VT 05403


Appendix A

Merchants Bancshares, Inc. and Subsidiaries

AUDIT COMMITTEE CHARTER PURPOSE

*

The primary function of the Audit Committee as delegated by the Board of Directors is to promote quality and reliable financial reporting and adequate and effective internal controls for Merchants Bancshares, Inc. (the "Company"), and its subsidiaries, including Merchants Bank and its subsidiary Merchants Trust Company. It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization. The Audit Committee is to assist the Board of Directors in overseeing the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the external auditors' qualifications and independence, and the performance of the Company's internal audit function and external auditors. In doing so, it is the goal of the Audit Committee to maintain free and open communication among the Audit Committee, external auditors, and management of the Company.

AUTHORITY

*	The Audit Committee has full authority to engage the resources necessary to fulfill its oversight responsibilities, including but not limited to:

	--	Requests of regular and special audit/loan review work from internal auditor and external auditors or other external resources.
	--	Requests of all necessary resources and information from management in the performance of its responsibilities.
	--	Employment of independent accounting, legal and consulting services at its discretion without prior consultation with the Board of Directors or management.

*

The Audit Committee is entitled to rely on advice, information, opinions, reports, or statements, including financial statements and other financial data, provided or prepared by officers or employees of the Company or outside advisors or consultants.

*	The Audit Committee will receive appropriate funding, as it determines, from the Company for payment of compensation to outside advisors or consultants.

RESPONSIBILITIES AND ACTIVITIES

The Audit Committee shall have the following responsibilities and perform the following activities:

General:

*	Discuss any significant disagreements between management and either the internal auditor or external auditors and any scope limitations and/or lack of cooperation by management.

*	Provide open avenues of communication between the internal auditor and external auditors and the Audit Committee.


*	Report Audit Committee activities, observations and recommendations periodically to the Board of Directors via meeting minutes or other means as appropriate.

Financial Reporting/Internal Controls:

*	Review and discuss with management and the external auditors the content of the audited and unaudited financial statements, including:

	--	the effect and quality of significant accounting principles applied and related changes, including any disagreements with management over the application of accounting principles;
	--	the selection of and changes in significant accounting policies;
	--	the methods used to account for significant unusual transactions;
	--	the process used by management in formulating particularly sensitive accounting estimates and the bases for the external auditors' conclusions regarding the reasonableness of those estimates;
	--	significant financial variations from the prior year and from the budget;
	--	significant accounting and reporting issues and underlying judgment calls;
	--	the nature and bases of significant accruals, reserves and other estimates disclosed in the financial statements;
	--	public disclosures;
	--	unrecorded audit adjustments; and
--

the appropriateness of management's discussion and analysis of operations in Securities and Exchange Commission ("SEC") filings and the consistency of such discussion and analysis with the financial statements contained in such filings.

*

Review with the external auditors and management, as it deems necessary or advisable, the interim financial statements, including the quality of the Company's accounting principles and unrecorded adjustments, before Quarterly Reports on Form 10-Q.

*

Review with the external auditors and management the business and financial reporting risks and/or control process significant deficiencies or material weaknesses giving rise to any recorded or unrecorded adjustments.

*

Review with management and the external auditors, as it deems necessary or advisable, policies, procedures and practices affecting financial reporting and internal controls, including consideration of SEC Staff Accounting Bulletin No. 99, Materiality[, which reiterates that exclusive reliance on quantitative benchmarks to assess materiality in preparing financial statements and performing audits of those financial statements is inappropriate]. [Materiality cannot be reduced to numerical formula. Qualitative factors may cause misstatements of quantitatively small amounts to be material. Considerations include changes in trends, compliance with regulatory and contractual requirements, concealment of unlawful activity, etc.]

*

Review with management and the external auditors the implications of SEC Staff Accounting Bulletins, the control processes in place to comply with their requirements, and the audit approach used by the external auditors to test these control processes.

*

Review with management and the external auditors the basis for the reports issued in accordance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and the resulting assessments of the adequacy of internal controls and compliance with laws and regulations.

*

Review with management and the internal auditor and external auditors the effectiveness of the Company's internal control structure, including any significant control deficiencies or material weaknesses therein identified from audit/loan review/risk management assessments.


*

Meet separately with the external auditors to discuss the results of their audit work and the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including: any problems or difficulties encountered in the course of the audit work and management's response thereto; any restrictions on the scope of activities or access to requested information; and the nature and resolution of any significant disagreements with management.

*

Discuss with management the type and presentation of information to be included in the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as any financial information and earnings guidance provided to analysts and rating agencies.

*

Review each report of the external auditors delivered to the Audit Committee pursuant to Section 10A(k) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), concerning: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments (including their effect on the Company's financial statements), and the treatment preferred by the external auditors; and (c) other material written communications between the external auditors and management, such as any management letter or schedule of unadjusted differences.

*

Review the disclosures made by officers of the Company in the certifications required to be filed (a) as part of the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls and (b) pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, regarding the absence of misleading statements in the Company's periodic reports and the fair presentation in such reports of the Company's financial statements and results of operations.

*

Discuss with management and the external auditors any correspondence or other communication from or with any governmental agency or regulatory authority that raises any material issue concerning the Company's financial statements, accounting policies, or related matters.

*	Recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K.

*	Include a report in the annual Proxy Statement stating certain matters required by SEC rules.

Risk Management/Other:

*	Review with the internal auditor quarterly activities related to audit/loan review/risk management, including work performed and findings and recommendations.

*	As part of its risk management oversight responsibilities, review annually, or as it deems necessary or advisable, with the Company's Compliance, Security and Insurance Officers:

--

The adequacy of the Company's processes for compliance with laws, rules and regulations; compliance with the Company's Code of Ethics and Business Conduct; the Bank's Community Reinvestment Act program; and significant regulatory compliance matters.

	--	Significant security matters, including those concerning employee dishonesty and external fraud.
	--	The adequacy of the Company's bonding and casualty insurance coverages.


Internal Auditor and External Auditors Oversight:

*	Review and approve annual internal audit/loan review/risk management plans, including contracts with external firms.

*

Have a clear understanding with management and the external auditors that the external auditors are ultimately accountable to the Audit Committee, as representative of the Company's stockholders, and as such the external auditors must report directly to the Audit Committee.

*

Have the sole authority to appoint, retain, compensate, evaluate, terminate, and replace the external auditors, and to receive input from management on these matters but in no event to delegate these responsibilities.

*	Be responsible for the oversight of the external auditors, including the resolution of any disagreements between management and the external auditors regarding financial reporting or other matters.

*

Review and approve annual external auditor engagement plans, scopes and fees. The Audit Committee is to approve all fees and terms related to the annual independent audit and subsequent variations thereof, as well as all permissible non-audit engagements of the external auditors. The Audit Committee will pre-approve all audit and permissible non-audit services to be performed for the Company by the external auditors, giving effect to the "de minimis" exception for non-audit services set forth in Section 10A(a)(i)(1)(B) of the Exchange Act. On an annual basis, the Audit Committee will consider whether the provision of non-audit services by the external auditors, on an overall basis, is compatible with maintaining the external auditors' independence from management.

*

Receive written disclosures at least annually from the external auditors regarding all relationships between the external auditors and their related entities that in the auditors' professional judgment may reasonably be thought to bear on independence and confirm in their professional judgment that they are independent of the Company within the meaning of the Securities Act of 1933, as amended, and the Exchange Act. *

*	Discuss the external auditors' independence with the external auditors at least annually. *

*

Review and evaluate the lead partner of the external auditors and ensure the occurrence of any required rotation of lead and concurring partners and any other partners required to be rotated, in each case under applicable SEC rules and regulations. The Audit Committee may also consider whether, to assure continuing auditor independence, it would be advisable to regularly rotate the external auditor firm itself. The Audit Committee will present its conclusions with respect to the external auditors to the full Board of Directors.

*

Recommend to the Board of Directors a policy concerning the Company's hiring of employees or former employees of the external auditors in accordance with the applicable rules and regulations of the SEC to ensure that the external auditors are independent. Specifically, prior to the hiring of any member of the audit engagement team assigned to the Company in any financial reporting oversight role of the Company, the Audit Committee will ensure that one year has passed since completion of the last audit performed by such team subsequent to the audit in which such member participated.

*

Obtain from the external auditors assurance concerning Section 10A(b) of the Exchange Act regarding the external auditors' responsibilities upon detection or otherwise becoming aware of information indicating that an illegal act (whether or not perceived to have a material effect on the financial statements of the Company) has or may have occurred, or has not been implicated.

*	Required of independent auditors under Independence Standards Board (ISB) No. 1.


*

Review the performance and qualifications of the external auditors, and in so doing, take into account the opinions of management and the internal auditor, and report to the Board of Directors its conclusions with respect to the external auditors.

*	Review and approve the appointment and remuneration of the Audit/Risk Management Director and review with the Audit/Risk Management Director the adequacy of department staffing levels.

Other Activities:

*

At its discretion, request management, the external auditors, or other persons with specific competence, including outside counsel and other outside advisors, to undertake special projects or investigations which it deems necessary or advisable to fulfill its responsibilities, especially when potential conflicts of interest with management may be apparent.

*	Be informed by senior financial management of the rationale for securing audits or second opinions from accounting firms other than the Company's external auditors.

*	Annually review the Audit Committee's own performance and, if applicable, make recommendation to the Board of Directors to improve the effectiveness of the Audit Committee.

*

Establish, or determine that there have been established, procedures for the receipt, retention, and treatment of complaints from Company employees regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters, and monitor ongoing compliance with these procedures.

*

Obtain reports from management, the internal auditor, and the external auditors that the Company is in conformity with applicable legal requirements and the Company's Code of Ethics and Business Conduct.

*

Review such other reports, adopt such other policies, and implement such other procedures as shall be necessary to comply with the rules and regulations that may, from time to time, be established by NASDAQ or the SEC.

*	Review and approve the entry by the Company into any transaction with a related party.

*	Perform such other functions as assigned by applicable law, the Company's charter documents or bylaws or the Board of Directors.

MEETINGS

*

Meetings of the Audit Committee will be held quarterly or more frequently as the Audit Committee deems necessary or advisable. Executive sessions will be held as the Audit Committee deems necessary or advisable.

*

The Audit Committee will meet in separate sessions with representatives of management, the internal auditor, and the external auditors. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or external auditors to attend a meeting of the Audit Committee or to meet with any members of, or any advisor or consultant to, the Committee.


MEMBERSHIP

*

The Audit Committee will be comprised of a minimum of three and a maximum of six independent Directors who are not members of management and who are "independent" of the Company under, and are otherwise qualified to serve as members of the Audit Committee in accordance with, the rules and regulations of the SEC and NASDAQ. Audit Committee members will have no relationship with the Company that may interfere with the exercise of their independence from management and the Company, as described in the FDICIA.

*	All members of the Audit Committee must be able to read and understand fundamental financial statements.

*	At least one member of the Audit Committee must be an "audit committee financial expert" under applicable SEC rules and regulations.

*

No Audit Committee member may serve simultaneously on the audit committees of more than three public companies (including the Company) unless the Board of Directors first has determined that such simultaneous service would not impair the ability of such member to serve on the Audit Committee and the Company discloses such determination in its annual Proxy Statement.

*	Members of the Audit Committee are appointed by the Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee of the Board of Directors.

*

The Board of Directors will review Audit Committee membership at least annually to determine if members continue to be independent and otherwise qualified to serve as members of the Audit Committee in accordance with the rules and regulations of the SEC and NASDAQ and the FDIC Improvement Act. Disclosure is to be made in the annual Proxy Statement if a member of the Audit Committee is determined not to be independent under SEC or NASDAQ rules and regulations.

*	The members of the Audit Committee will not receive any compensation from the Company other than director fees. Such director fees may be greater than those paid to the other directors of the Company.

CHARTER

*

The adequacy of this Audit Committee Charter will be reviewed and reassessed by the Audit Committee annually. The Audit Committee shall recommend changes, as it deems necessary or advisable, to the Board of Directors for its approval.

*	This Audit Committee Charter will be filed at least once every three years in the annual Proxy Statement, as required by SEC rules.

*

The Company will make this Audit Committee Charter available on its website at www.mbvt.com. The Company will disclose such availability in its Annual Report on Form 10-K and also will disclose therein that it will provide a printed copy of this Audit Committee Charter without charge to any Company stockholder who requests it.


ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

May 1, 2007
10:00 a.m. E.T.
Double Tree Hotel Burlington
1117 Williston Road
South Burlington, VT 05403

Please date, sign and mail your
proxy card in the envelope
provided as soon as possible.

V Please detach and mail in the envelope provided. V

20400000000000000000 4	050107

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors.		2. To transact any other business which may properly come before the meeting or any adjournment thereof.

[ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES [ ] FOR ALL EXCEPT (See instructions below)	NOMINEES O Raymond C. Pecor, Jr. O Patrick S. Robins O Jeffrey L. Davis O Bruce M. Lisman	Mark box below at the left if there is an address change and write comments on the reverse side of this card.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

[ ]

Signature of Shareholder___________________	Date___________	Signature of Shareholder___________________	Date___________

Note: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for
Annual Meeting of Shareholders on May 1, 2007

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 1, 2007 (including adjournments thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on the election of directors and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR the election of the nominees of the Board of Directors and upon such other business as may come before the meeting in the appointed proxies' discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

14475

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

401-k
May 1, 2007
10:00 a.m. E.T.
Double Tree Hotel Burlington
1117 Williston Road
South Burlington, VT 05403

Please date, sign and mail your
proxy card in the envelope
provided as soon as possible.

V Please detach and mail in the envelope provided. V

20400000000000000000 4	050107

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors.		2. To transact any other business which may properly come before the meeting or any adjournment thereof.

[ ] FOR ALL NOMINEES [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES [ ] FOR ALL EXCEPT (See instructions below)	NOMINEES O Raymond C. Pecor, Jr. O Patrick S. Robins O Jeffrey L. Davis O Bruce M. Lisman	Mark box below at the left if there is an address change and write comments on the reverse side of this card.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

[ ]

Signature of Shareholder___________________	Date___________	Signature of Shareholder___________________	Date___________

Note: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for
Annual Meeting of Shareholders on May 1, 2007

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 1, 2007 (including adjournments thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on the election of directors and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR the election of the nominees of the Board of Directors and upon such other business as may come before the meeting in the appointed proxies' discretion.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) hereon and return in the enclosed envelope, whether or not you expect to attend the meeting. You may, nevertheless, vote in person if you do attend.

NOTE: This proxy must be signed exactly as the name(s) appear(s) hereon. When shares are held jointly, each holder must sign in order to have a valid proxy vote. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

14475
